                                                                    Exhibit 4.63

                                    INDENTURE

                             DATED AS OF

                                   ----------

                           THE DETROIT EDISON COMPANY
                   (2000 2nd Avenue, Detroit, Michigan 48226)

                                       TO

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                 (611 Woodward Avenue, Detroit, Michigan 48226)

                                   AS TRUSTEE

                                   ----------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                        SERIES

                                       AND

                          (B) RECORDING AND FILING DATA


                                       1

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                               TABLE OF CONTENTS*

                                                                              PAGE
                                                                              ----
PARTIES....................................................................     3
RECITALS...................................................................     3
   Original Indenture and Supplementals....................................     3
   Issue of Bonds Under Indenture..........................................     3
   Bonds Heretofore Issued.................................................     4
   Reason for Creation of New Series.......................................    10
   Bonds to be            Series       ....................................    10
   Further Assurance.......................................................    10
   Authorization of Supplemental Indenture.................................    10
   Consideration for Supplemental Indenture................................    11
PART I. CREATION OF           SERIES OF BONDS, GENERAL AND REFUNDING
        MORTGAGE BONDS,            SERIES        ..........................    11
   Sec. 1. Terms of Bonds of            Series        .....................    11
   Sec. 2. [Release].......................................................    14
   Sec. 3. Redemption of Bonds of            Series         ...............    14
   Sec. 4. [Redemption of Bonds of               Series         in Event
           of Acceleration of Notes].......................................    15
   Sec. 4  [Consent].......................................................    16
   Sec. 5. Form of Bonds of            Series        ......................    16
           Form of Trustee's Certificate...................................    18
           Form of Reverse of Bond.........................................    18
PART II. RECORDING AND FILING DATA.........................................    21
   Recording and Filing of Original Indenture..............................    21
   Recording and Filing of Supplemental Indentures.........................    21
   Recording and Filing of Supplemental Indenture Dated as of           ...    26
   Recording of Certificates of Provision for Payment......................    27
PART III. THE TRUSTEE......................................................    28
   Terms and Conditions of Acceptance of Trust by Trustee..................    28
PART IV. MISCELLANEOUS.....................................................    28
   Confirmation of Section 318(c) of Trust Indenture Act...................    28
   Execution in Counterparts...............................................    28
   Testimonium.............................................................    28
   Execution by Company....................................................    29
   Acknowledgment of Execution by Company..................................    30
   Execution by Trustee....................................................    31
   Acknowledgment of Execution by Trustee..................................    32
   Affidavit as to Consideration and Good Faith............................    33

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.


                                       2











































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
PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the      day of
                                   , in the year           , between THE DETROIT
                         EDISON COMPANY, a corporation organized and existing
                         under the laws of the State of Michigan and a public
                         utility (hereinafter called the "Company"), party of
                         the first part, and J.P. Morgan Trust Company, National
                         Association, a trust company organized and existing
                         under the laws of the United States, having a corporate
                         trust office at 611 Woodward Avenue, Detroit, Michigan
                         48226, as successor Trustee under the Mortgage and Deed
                         of Trust hereinafter mentioned (hereinafter called the
                         "Trustee"), party of the second part.

ORIGINAL INDENTURE AND   WHEREAS, the Company has heretofore executed and
SUPPLEMENTALS.           delivered its Mortgage and Deed of Trust (hereinafter
                         referred to as the "Original Indenture"), dated as of
                         October 1, 1924, to the Trustee, for the security of
                         all bonds of the Company outstanding thereunder, and
                         pursuant to the terms and provisions of the Original
                         Indenture, indentures dated as of, respectively, June
                         1, 1925, August 1, 1927, February 1, 1931, June 1,
                         1931, October 1, 1932, September 25, 1935, September 1,
                         1936, November 1, 1936, February 1, 1940, December 1,
                         1940, September 1, 1947, March 1, 1950, November 15,
                         1951, January 15, 1953, May 1, 1953, March 15, 1954,
                         May 15, 1955, August 15, 1957, June 1, 1959, December
                         1, 1966, October 1, 1968, December 1, 1969, July 1,
                         1970, December 15, 1970, June 15, 1971, November 15,
                         1971, January 15, 1973, May 1, 1974, October 1, 1974,
                         January 15, 1975, November 1, 1975, December 15, 1975,
                         February 1, 1976, June 15, 1976, July 15, 1976,
                         February 15, 1977, March 1, 1977, June 15, 1977, July
                         1, 1977, October 1, 1977, June 1, 1978, October 15,
                         1978, March 15, 1979, July 1, 1979, September 1, 1979,
                         September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June
                         30, 1982, August 15, 1982, June 1, 1983, October 1,
                         1984, May 1, 1985, May 15, 1985, October 15, 1985,
                         April 1, 1986, August 15, 1986, November 30, 1986,
                         January 31, 1987, April 1, 1987, August 15, 1987,
                         November 30, 1987, June 15, 1989, July 15, 1989,
                         December 1, 1989, February 15, 1990, November 1, 1990,
                         April 1, 1991, May 1, 1991, May 15, 1991, September 1,
                         1991, November 1, 1991, January 15, 1992, February 29,
                         1992, April 15, 1992, July 15, 1992, July 31, 1992,
                         November 30, 1992, December 15, 1992, January 1, 1993,
                         March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                         1993, May 31, 1993, June 30, 1993, June 30, 1993,
                         September 15, 1993, March 1, 1994, June 15, 1994,
                         August 15, 1994, December 1, 1994, August 1, 1995,
                         August 1, 1999, August 15, 1999, January 1, 2000, April
                         15, 2000, August 1, 2000, March 15, 2001, May 1, 2001,
                         August 15, 2001, September 15, 2001, September 17,
                         2002, October 15, 2002, December 1, 2002, August 1,
                         2003, March 15, 2004, July 1, 2004, February 1, 2005,
                         April 1, 2005, August 1, 2005, September 15, 2005,
                         September 30, 2005, and May 15, 2006 supplemental to
                         the Original Indenture, have heretofore been entered
                         into between the Company and the Trustee (the Original
                         Indenture and all indentures supplemental thereto
                         together being hereinafter sometimes referred to as the
                         "Indenture"); and

ISSUE OF BONDS UNDER     WHEREAS, the Indenture provides that said bonds shall
INDENTURE.               be issuable in one or more series, and makes provision
                         that the rates of interest and dates for the payment
                         thereof, the date of maturity or dates of maturity, if
                         of serial maturity, the terms and rates of optional
                         redemption (if redeemable), the forms of registered
                         bonds without coupons of any series and any other
                         provisions and agreements in respect thereof, in the
                         Indenture provided and permitted, as the


                                       3

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
                         Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of
ISSUED.                  dollars ($          ) have heretofore been issued under
                         the Indenture as follows, viz:

(1)        Bonds of Series A                  -- Principal Amount $26,016,000,
(2)        Bonds of Series B                  -- Principal Amount $23,000,000,
(3)        Bonds of Series C                  -- Principal Amount $20,000,000,
(4)        Bonds of Series D                  -- Principal Amount $50,000,000,
(5)        Bonds of Series E                  -- Principal Amount $15,000,000,
(6)        Bonds of Series F                  -- Principal Amount $49,000,000,
(7)        Bonds of Series G                  -- Principal Amount $35,000,000,
(8)        Bonds of Series H                  -- Principal Amount $50,000,000,
(9)        Bonds of Series I                  -- Principal Amount $60,000,000,
(10)       Bonds of Series J                  -- Principal Amount $35,000,000,
(11)       Bonds of Series K                  -- Principal Amount $40,000,000,
(12)       Bonds of Series L                  -- Principal Amount $24,000,000,
(13)       Bonds of Series M                  -- Principal Amount $40,000,000,
(14)       Bonds of Series N                  -- Principal Amount $40,000,000,
(15)       Bonds of Series O                  -- Principal Amount $60,000,000,
(16)       Bonds of Series P                  -- Principal Amount $70,000,000,
(17)       Bonds of Series Q                  -- Principal Amount $40,000,000,
(18)       Bonds of Series W                  -- Principal Amount $50,000,000,
(19)       Bonds of Series AA                 -- Principal Amount $100,000,000,
(20)       Bonds of Series BB                 -- Principal Amount $50,000,000,
(21)       Bonds of Series CC                 -- Principal Amount $50,000,000,
(22)       Bonds of Series UU                 -- Principal Amount $100,000,000,
(23-31)    Bonds of Series DDP Nos. 1-9       -- Principal Amount $14,305,000,


                                       4

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
(32-45)    Bonds of Series FFR Nos. 1-14      -- Principal Amount $45,600,000,
(46-67)    Bonds of Series GGP Nos. 1-22      -- Principal Amount $42,300,000,
(68)       Bonds of Series HH                 -- Principal Amount $50,000,000,
(69-90)    Bonds of Series IIP Nos. 1-22      -- Principal Amount $3,750,000,
(91-98)    Bonds of Series JJP Nos. 1-8       -- Principal Amount $6,850,000,
(99-107)   Bonds of Series KKP Nos. 1-9       -- Principal Amount $34,890,000,
(108-122)  Bonds of Series LLP Nos. 1-15      -- Principal Amount $8,850,000,
(123-143)  Bonds of Series NNP Nos. 1-21      -- Principal Amount $47,950,000,
(144-161)  Bonds of Series OOP Nos. 1-18      -- Principal Amount $18,880,000,
(162-180)  Bonds of Series QQP Nos. 1-19      -- Principal Amount $13,650,000,
(181-195)  Bonds of Series TTP Nos. 1-15      -- Principal Amount $3,800,000,
(196)      Bonds of 1980 Series A             -- Principal Amount $50,000,000,
(197-221)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount $35,000,000,
(222-232)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
(233-248)  Bonds of 1981 Series AP Nos. 1-16  -- Principal Amount $124,000,000,
(249)      Bonds of 1985 Series A             -- Principal Amount $35,000,000,
(250)      Bonds of 1985 Series B             -- Principal Amount $50,000,000,
(251)      Bonds of Series PP                 -- Principal Amount $70,000,000,
(252)      Bonds of Series RR                 -- Principal Amount $70,000,000,
(253)      Bonds of Series EE                 -- Principal Amount $50,000,000,
(254-255)  Bonds of Series MMP and MMP No. 2  -- Principal Amount $5,430,000,
(256)      Bonds of Series T                  -- Principal Amount $75,000,000,
(257)      Bonds of Series U                  -- Principal Amount $75,000,000,
(258)      Bonds of 1986 Series B             -- Principal Amount $100,000,000,
(259)      Bonds of 1987 Series D             -- Principal Amount $250,000,000,


                                       5

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
(260)      Bonds of 1987 Series E             -- Principal Amount $150,000,000,
(261)      Bonds of 1987 Series C             -- Principal Amount $225,000,000,
(262)      Bonds of Series V                  -- Principal Amount $100,000,000,
(263)      Bonds of Series SS                 -- Principal Amount $150,000,000,
(264)      Bonds of 1980 Series B             -- Principal Amount $100,000,000,
(265)      Bonds of 1986 Series C             -- Principal Amount $200,000,000,
(266)      Bonds of 1986 Series A             -- Principal Amount $200,000,000,
(267)      Bonds of 1987 Series B             -- Principal Amount $175,000,000,
(268)      Bonds of Series X                  -- Principal Amount $100,000,000,
(269)      Bonds of 1987 Series F             -- Principal Amount $200,000,000,
(270)      Bonds of 1987 Series A             -- Principal Amount $300,000,000,
(271)      Bonds of Series Y                  -- Principal Amount $60,000,000,
(272)      Bonds of Series Z                  -- Principal Amount $100,000,000,
(273)      Bonds of 1989 Series A             -- Principal Amount $300,000,000,
(274)      Bonds of 1984 Series AP            -- Principal Amount $2,400,000,
(275)      Bonds of 1984 Series BP            -- Principal Amount $7,750,000,
(276)      Bonds of Series R                  -- Principal Amount $100,000,000,
(277)      Bonds of Series S                  -- Principal Amount $150,000,000,
(278)      Bonds of 1993 Series D             -- Principal Amount $100,000,000,
(279)      Bonds of 1992 Series E             -- Principal Amount $50,000,000,
(280)      Bonds of 1993 Series B             -- Principal Amount $50,000,000,
(281)      Bonds of 1989 Series BP            -- Principal Amount $66,565,000,
(282)      Bonds of 1990 Series A             -- Principal Amount $194,649,000,
(283)      Bonds of 1990 Series D             -- Principal Amount $0,
(284)      Bonds of 1993 Series G             -- Principal Amount $225,000,000,
(285)      Bonds of 1993 Series K             -- Principal Amount $160,000,000,


                                       6

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
(286)      Bonds of 1991 Series EP            -- Principal Amount $41,480,000,
(287)      Bonds of 1993 Series H             -- Principal Amount $50,000,000,
(288)      Bonds of 1999 Series D             -- Principal Amount $40,000,000,
(289)      Bonds of 1991 Series FP            -- Principal Amount $98,375,000,
(290)      Bonds of 1992 Series BP            -- Principal Amount $20,975,000,
(291)      Bonds of 1992 Series D             -- Principal Amount $300,000,000,
(292)      Bonds of 1992 Series CP            -- Principal Amount $35,000,000,
(293)      Bonds of 1993 Series C             -- Principal Amount $225,000,000,
(294)      Bonds of 1993 Series E             -- Principal Amount $400,000,000,
(295)      Bonds of 1993 Series J             -- Principal Amount $300,000,000,
(296-301)  Bonds of Series KKP Nos. 10-15     -- Principal Amount $179,590,000,
(302)      Bonds of 1989 Series BP No. 2      -- Principal Amount $36,000,000,
(303)      Bonds of 1993 Series FP            -- Principal Amount $5,685,000,
(304)      Bonds of 1993 Series IP            -- Principal Amount $5,825,000,
(305)      Bonds of 1994 Series AP            -- Principal Amount $7,535,000,
(306)      Bonds of 1994 Series BP            -- Principal Amount $12,935,000,
(307)      Bonds of 1994 Series DP            -- Principal Amount $23,700,000,
(308)      Bonds of 1994 Series C             -- Principal Amount $200,000,000,
(309)      Bonds of 2000 Series A             -- Principal Amount $220,000,000,
(310)      Bonds of 2005 Series A             -- Principal Amount $200,000,000,
(311)      Bonds of 1995 Series AP            -- Principal Amount $97,000,000,
(312)      Bonds of 1995 Series BP            -- Principal Amount $22,175,000,
(313)      Bonds of 2001 Series D             -- Principal Amount $200,000,000, and
(314)      Bonds of 2005 Series B             -- Principal Amount $200,000,000;

                         all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;



                                       7

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
(315) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred sixty-one million seven hundred seventy-two thousand dollars ($161,772,000) principal amount have heretofore been retired;

(316) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Fifty-eight million one hundred twenty-three thousand dollars ($58,123,000) principal amount have heretofore been retired;

(317)                    INTENTIONALLY RESERVED FOR 1990 SERIES E;

(318)                    INTENTIONALLY RESERVED FOR 1990 SERIES F;

(319) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(320) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars
                         ($25,910,000), all of which are outstanding at the date hereof;

(321) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars
                         ($32,800,000), all of which are outstanding at the date hereof;

(322) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars
                         ($37,600,000), all of which are outstanding at the date hereof;

(323) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(324) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

(325) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

(326) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

(327) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

(328) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars
                         ($50,745,000), all of which are outstanding at the date hereof;


                                       8

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
(329) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

(330) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand
                         ($82,350,000), all of which are outstanding at the date hereof;

(331) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

(332) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

(333) Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(334) Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(335) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars
                         ($64,300,000), all of which are outstanding at the date hereof;

(336) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

(337) Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(338) Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(339) Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars
                         ($31,980,000), all of which are outstanding at the date hereof;

(340) Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(341) Bonds of 2005 Series AR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(342) Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(343) Bonds of 2005 Series DT in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000), all of which are outstanding at the date hereof;

(344) Bonds of 2005 Series C in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;


                                       9
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
(345) Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof; and

(346) Bonds of 2006 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                         accordingly, the Company has issued and has presently
                         outstanding            dollars ($          ) aggregate
                         principal amount of its General and Refunding Mortgage
                         Bonds (the "Bonds") at the date hereof.

REASON FOR CREATION OF   WHEREAS, [the Company intends to issue a series of
NEW SERIES.              Notes under the Note Indenture herein referred to, and,
                         pursuant to the Note Indenture, the Company has agreed
                         to issue its General and Refunding Mortgage Bonds under
                         the Indenture in order further to secure its
                         obligations with respect to such Notes] [the Company
                         desires to issue and sell a new series of bonds to be
                         issued under the Indenture in the aggregate principal
                         amount of up to         million dollars ($          )];
                         and

BONDS TO BE     SERIES   WHEREAS, for such purpose the Company desires by this
    .                    Supplemental Indenture to create a new series of bonds,
                         to be designated "General and Refunding Mortgage Bonds,
                                   Series    ," in the aggregate principal
                         amount of           million dollars ($          ), to
                         be authenticated and delivered pursuant to Section 8 of
                         Article III of the Indenture; and

FURTHER ASSURANCE.       WHEREAS, the Original Indenture, by its terms, includes
                         in the property subject to the lien thereof all of the
                         estates and properties, real, personal and mixed,
                         rights, privileges and franchises of every nature and
                         kind and wheresoever situate, then or thereafter owned
                         or possessed by or belonging to the Company or to which
                         it was then or at any time thereafter might be entitled
                         in law or in equity (saving and excepting, however, the
                         property therein specifically excepted or released from
                         the lien thereof), and the Company therein covenanted
                         that it would, upon reasonable request, execute and
                         deliver such further instruments as may be necessary or
                         proper for the better assuring and confirming unto the
                         Trustee all or any part of the trust estate, whether
                         then or thereafter owned or acquired by the Company
                         (saving and excepting, however, property specifically
                         excepted or released from the lien thereof); and

AUTHORIZATION OF         WHEREAS, the Company in the exercise of the powers and
SUPPLEMENTAL             authority conferred upon and reserved to it under and
INDENTURE.               by virtue of the provisions of the Indenture, and
                         pursuant to resolutions of its Board of Directors, has
                         duly resolved and determined to make, execute and
                         deliver to the Trustee a supplemental indenture in the
                         form hereof for the purposes herein provided; and

                         WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;


                                       10

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
CONSIDERATION FOR        NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
SUPPLEMENTAL             Detroit Edison Company, in consideration of the
INDENTURE.               premises and of the covenants contained in the
                         Indenture and of the sum of One Dollar ($1.00) and
                         other good and valuable consideration to it duly paid
                         by the Trustee at or before the ensealing and delivery
                         of these presents, the receipt whereof is hereby
                         acknowledged, hereby covenants and agrees to and with
                         the Trustee and its successors in the trusts under the
                         Original Indenture and in said indentures supplemental
                         thereto as follows:

                                     PART I.

                         CREATION OF
                                SERIES OF BONDS,
                      GENERAL AND REFUNDING MORTGAGE BONDS,
                                        SERIES

TERMS OF BONDS OF        SECTION 1. The Company hereby creates the       series
      SERIES    .        of bonds to be issued under and secured by the Original
                         Indenture as amended to date and as further amended by
                         this Supplemental Indenture, to be designated, and to
                         be distinguished from the bonds of all other series, by
                         the title "General and Refunding Mortgage Bonds,
                              Series   " (elsewhere herein referred to as the
                         "bonds of       Series   "). The aggregate principal
                         amount of bonds of         Series    shall be limited
                         to            million dollars ($          ), except as
                         provided in Sections 7 and 13 of Article II of the
                         Original Indenture with respect to exchanges and
                         replacements of bonds[, and except further that the
                         Company may, without the consent of any holder of the
                         bonds of       Series   , "reopen" the bonds of
                               Series    so as to increase the aggregate
                         principal amount outstanding to equal the aggregate
                         principal amount of Notes (as defined below)
                         outstanding upon a "reopening" of the series, so long
                         as any additional bonds of       Series    have the
                         same tenor and terms as the bonds of       Series
                         established hereby].

                         [Subject to the release provisions set forth below,
                         each bond of      Series    is to be irrevocably
                         assigned to, and registered in the name of, J.P. Morgan
                         Trust Company, National Association, as trustee, or a
                         successor trustee (said trustee or any successor
                         trustee being hereinafter referred to as the "Note
                         Indenture Trustee"), under the collateral trust
                         indenture, dated as of June 30, 1993, as supplemented
                         (the "Note Indenture"), between the Note Indenture
                         Trustee and the Company, to secure payment of the
                         Company's       Series    % Senior Notes due      (for
                         purposes of this Part I, the "Notes").]

                         The bonds of       Series     shall be issued as
                         registered bonds without coupons in denominations of a
                         multiple of $1,000. The bonds of       Series     shall
                         be issued in the aggregate principal amount of
                         $          , shall mature on            (subject to
                         earlier redemption or release) and shall bear interest
                         at the rate of    % per annum, payable semi-annually in
                         arrears on       and       of each year (commencing
                                   ), until the principal thereof shall have
                         become due and payable and thereafter until the
                         Company's obligation with respect to the payment of
                         said principal shall have been discharged as provided
                         in the Indenture.


                                       11

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
                         The bonds of       Series     shall be payable as to
                         principal, premium, if any, and interest as provided in
                         the Indenture, but only to the extent and in the manner
                         herein provided. The bonds of       Series     shall be
                         payable, as to principal, premium, if any, and
                         interest, at the office or agency of the Company in the
                         Borough of Manhattan, the City and State of New York,
                         in any coin or currency of the United States of America
                         which at the time of payment is legal tender for public
                         and private debts.

                         Except as provided herein, each bond of       Series
                             shall be dated the date of its authentication and
                         interest shall be payable on the principal represented
                         thereby from the            or            next
                         preceding the date thereof to which interest has been
                         paid on bonds of       Series    , unless the bond is
                         authenticated on a date to which interest has been
                         paid, in which case interest shall be payable from the
                         date of authentication, or unless the date of
                         authentication is prior to           in which case
                         interest shall be payable from           .

                         The bonds of       Series     in definitive form shall
                         be, at the election of the Company, fully engraved or
                         shall be lithographed or printed in authorized
                         denominations as aforesaid and numbered R-1 and upwards
                         (with such further designation as may be appropriate
                         and desirable to indicate by such designation the form,
                         series and denomination of bonds of       Series    ).
                         Until bonds of       Series     in definitive form are
                         ready for delivery, the Company may execute, and upon
                         its request in writing the Trustee shall authenticate
                         and deliver in lieu thereof, bonds of       Series
                         in temporary form, as provided in Section 10 of Article
                         II of the Indenture. Temporary bonds of      Series   ,
                         if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive
                         bonds of       Series    , but without a recital of
                         redemption prices and with such omissions, insertions
                         and variations as may be appropriate for temporary
                         bonds, all as may be determined by the Company.

                         Interest on any bond of       Series     that is
                         payable on any interest payment date and is punctually
                         paid or duly provided for shall be paid to the person
                         in whose name that bond, or any previous bond to the
                         extent evidencing the same debt as that evidenced by
                         that bond, is registered at the close of business on
                         the regular record date for such interest, which
                         regular record date shall be the fifteenth calendar day
                         (whether or not a business day) next preceding such
                         interest payment date. If the Company shall default in
                         the payment of the interest due on any interest payment
                         date on the principal represented by any bond of
                                Series    , such defaulted interest shall
                         forthwith cease to be payable to the registered holder
                         of that bond on the relevant regular record date by
                         virtue of his having been such holder, and such
                         defaulted interest may be paid to the registered holder
                         of that bond (or any bond or bonds of       Series
                         issued upon transfer or exchange thereof) on the date
                         of payment of such defaulted interest or, at the
                         election of the Company, to the person in whose name
                         that bond (or any bond or bonds of       Series
                         issued upon transfer or exchange thereof) is registered
                         on a subsequent record date established by notice given
                         by mail by or on behalf of the Company to the holders
                         of bonds of       Series     not less than ten (10)
                         days preceding such subsequent record date, which
                         subsequent record date shall be at least five (5) days
                         prior to the payment date of such defaulted interest.


                                       12

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
                         [Bonds of       Series     shall not be assignable or
                         transferable except as may be set forth under Section
                         405 of the Note Indenture or in the supplemental note
                         indenture relating to the Notes, or, subject to
                         compliance with applicable law, as may be involved in
                         the course of the exercise of rights and remedies
                         consequent upon an Event of Default under the Note
                         Indenture. Any such transfer shall be made upon
                         surrender thereof for cancellation at the office or
                         agency of the Company in the Borough of Manhattan, the
                         City and State of New York, together with a written
                         instrument of transfer (if so required by the Company
                         or by the Trustee) in form approved by the Company duly
                         executed by the holder or by its duly authorized
                         attorney. Bonds of       Series     shall in the same
                         manner be exchangeable for a like aggregate principal
                         amount of bonds of       Series     upon the terms and
                         conditions specified herein and in Section 7 of Article
                         II of the Indenture. The Company waives its rights
                         under Section 7 of Article II of the Indenture not to
                         make exchanges or transfers of bonds of       Series
                             during any period of ten (10) days next preceding
                         any redemption date for such bonds.

                         Bonds of       Series    , in definitive and temporary
                         form, may bear such legends as may be necessary to
                         comply with any law or with any rules or regulations
                         made pursuant thereto or as may be specified in the
                         Note Indenture.

                         Upon payment of the principal or premium, if any, or
                         interest on the Notes, whether at maturity or prior to
                         maturity by redemption or otherwise, or upon provision
                         for the payment thereof having been made in accordance
                         with Article V of the Note Indenture, bonds of
                         Series     in a principal amount equal to the principal
                         amount of such Notes, shall, to the extent of such
                         payment of principal, premium or interest, be deemed
                         fully paid and the obligation of the Company thereunder
                         to make such payment shall forthwith cease and be
                         discharged, and, in the case of the payment of
                         principal and premium, if any, such bonds shall be
                         surrendered for cancellation or presented for
                         appropriate notation to the Trustee.]

                         [At the option of the registered holder, any bonds of
                               Series    , upon surrender thereof for
                         cancellation at the office or agency of the Company in
                         the Borough of Manhattan, the City of New York, the
                         State of New York, together with a written instrument
                         of transfer (if so required by the Company or by the
                         Trustee) in form approved by the Company duly executed
                         by the holder or by its duly authorized attorney, shall
                         be exchangeable for a like aggregate principal amount
                         of bonds of       Series     of other authorized
                         denominations, upon the terms and conditions specified
                         herein and in Section 7 of Article II of the Indenture.
                         Bonds of       Series     shall be transferable at the
                         office or agency of the Company in the Borough of
                         Manhattan, the City of New York, the State of New York.
                         The Company waives its rights under Section 7 of
                         Article II of the Indenture not to make exchanges or
                         transfers of bonds of       Series     during any
                         period of ten (10) days next preceding any interest
                         payment date for such bonds.

                         Bonds of       Series    , in definitive and temporary
                         form, may bear such legends as may be necessary to
                         comply with any law or with any rules or regulations
                         made pursuant thereto or with the rules or regulations
                         of any stock exchange or to conform to usage with
                         respect thereto.]

[RELEASE.]               [SECTION 2. From and after the Release Date (as defined
                         in the Note Indenture), the bonds of       Series
                         shall be deemed fully paid, satisfied and discharged
                         and the obligation of the Company thereunder shall be
                         terminated. On the Release Date, the bonds of
                         Series     shall be surrendered to and canceled by the
                         Trustee. The Company covenants and agrees that, prior
                         to the Release Date, it will not take any action that
                         would cause the outstanding principal amount of the
                         bonds of       Series     to be less than the then
                         outstanding principal amount of the Notes.]

REDEMPTION OF BONDS OF   SECTION 3. [Bonds of       Series     shall be redeemed
       SERIES    .       on the respective dates and in the respective principal
                         amounts which correspond to the redemption dates for,
                         and the principal amounts to be redeemed of, the Notes.

                         In the event the Company elects to redeem any Notes
                         prior to maturity in accordance with the provisions of
                         the Note Indenture, the Company shall give the Trustee
                         notice of redemption of bonds of       Series     on
                         the same date as it gives notice of redemption of Notes
                         to the Note Indenture Trustee.]

                         [The bonds of       Series     shall be redeemable
                         prior to stated maturity, at the election of the
                         Company on any date prior to maturity, as a whole, or
                         in part from time to time, by lot, at the following
                         redemption prices (expressed as percentages of the
                         principal amount thereof) plus in each case accrued
                         interest to the date fixed for redemption:

                           If Redeemed                      If Redeemed
                         During 12 Month    Redemption    During 12 Month    Redemption
                          Period Ending        Price       Period Ending        Price
                         ----------------   -----------   ----------------   -----------



                         provided, however, that prior to            no bonds of
                               Series     may be redeemed, directly or
                         indirectly, from or in anticipation of the proceeds of
                         any refunding operation involving borrowing, at an
                         interest cost to the Company, computed in accordance
                         with generally accepted financial practice, of less
                         than      % per annum.

                         The bonds of       Series     shall be redeemable as
                         aforesaid and except as otherwise provided herein, and
                         as specified in Article IV of the Indenture upon giving
                         notice of such redemption by first class mail, postage
                         prepaid, by or on behalf of the Company at least thirty
                         (30) days, but not more than ninety (90) days, prior to
                         the date fixed for redemption to the registered holders
                         of bonds of       Series     so called for redemption
                         at their last respective addresses appearing on the
                         register thereof, but failure to mail such notice to
                         the registered holders of any bonds of       Series
                         designated for redemption shall not affect the validity
                         of any such redemption of any other bonds of such
                         series. Interest shall cease to accrue on any bonds of
                               Series     (or any portion thereof) so called for
                         redemption from and after the date fixed for redemption
                         if payment sufficient to redeem the bonds of
                         Series     (or such portion) designated for redemption
                         has been duly provided for. Bonds of       Series
                         redeemed in part only shall be in amounts of $1,000 or
                         any multiple thereof.
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

                         If the giving of the notice of redemption shall have
                         been completed, or if provision satisfactory to the
                         Trustee for the giving of such notice shall have been
                         made, and if the Company shall have deposited with the
                         Trustee in trust funds (which shall have become
                         available for payment to the holders of the bonds of
                               Series     so to be redeemed) sufficient to
                         redeem bonds of       Series     in whole or in part,
                         on the date fixed for redemption, then all obligations
                         of the Company in respect of such bonds (or portions
                         thereof) so to be redeemed and interest due or to
                         become due thereon shall cease and be discharged and
                         the holders of such bonds of       Series     (or
                         portions thereof) shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or
                         in respect of such bonds (or portions thereof) and
                         interest.

                         The bonds of       Series     [shall] [not] be entitled
                         to or subject to any sinking fund.]

[REDEMPTION OF BONDS     [SECTION 4. In the event of an Event of Default under
OF      SERIES    IN     the Note Indenture and the acceleration of all Notes,
EVENT OF ACCELERATION    the bonds of        Series     shall be redeemable in
OF NOTES.]               whole upon receipt by the Trustee of a written demand
                         (hereinafter called a "Redemption Demand") from the
                         Note Indenture Trustee stating that there has occurred
                         under the Note Indenture both an Event of Default and a
                         declaration of acceleration of payment of principal,
                         accrued interest and premium, if any, on the Notes,
                         specifying the last date to which interest on the Notes
                         has been paid (such date being hereinafter referred to
                         as the "Initial Interest Accrual Date") and demanding
                         redemption of the bonds of said series. The Trustee
                         shall, within five (5) days after receiving such
                         Redemption Demand, mail a copy thereof to the Company
                         marked to indicate the date of its receipt by the
                         Trustee. Promptly upon receipt by the Company of such
                         copy of a Redemption Demand, the Company shall fix a
                         date on which it will redeem the bonds of said series
                         so demanded to be redeemed (hereinafter called the
                         "Demand Redemption Date"). Notice of the date fixed as
                         the Demand Redemption Date shall be mailed by the
                         Company to the Trustee at least ten (10) days prior to
                         such Demand Redemption Date. The date to be fixed by
                         the Company as and for the Demand Redemption Date may
                         be any date up to and including the earlier of (x) the
                         60th day after receipt by the Trustee of the Redemption
                         Demand or (y) the maturity date of such bonds first
                         occurring following the 20th day after the receipt by
                         the Trustee of the Redemption Demand; provided,
                         however, that if the Trustee shall not have received
                         such notice fixing the Demand Redemption Date on or
                         before the 10th day preceding the earlier of such
                         dates, the Demand Redemption Date shall be deemed to be
                         the earlier of such dates. The Trustee shall mail
                         notice of the Demand Redemption Date (such notice being
                         hereinafter called the "Demand Redemption Notice") to
                         the Note Indenture Trustee not more than ten (10) nor
                         less than five (5) days prior to the Demand Redemption
                         Date.

                         Each bond of       Series     shall be redeemed by the
                         Company on the Demand Redemption Date therefor upon
                         surrender thereof by the Note Indenture Trustee to the
                         Trustee at a redemption price equal to the principal
                         amount thereof plus accrued interest thereon at the
                         rate specified for such bond from the Initial Interest
                         Accrual Date to the Demand Redemption Date plus an
                         amount equal to the aggregate premium, if any, due and
                         payable on such Demand Redemption Date on all Notes;
                         provided, however, that in the event of a receipt by
                         the Trustee of a notice that, pursuant to Section 602
                         of the Note
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                                       15

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
                         Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note
                         Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand
                         Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                         Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture
                         Trustee by its President or one of its Vice
                         Presidents.]

[CONSENT.]               [SECTION 4. The holders of bonds of       Series
                         consent that the Company may, but shall not be
                         obligated to, fix a record date for the purpose of
                         determining the holders of bonds of       Series
                         entitled to consent to any amendment, supplement or
                         waiver. If a record date is fixed, those persons who
                         were holders at such record date (or their duly
                         designated proxies), and only those persons, shall be
                         entitled to consent to such amendment, supplement or
                         waiver or to revoke any consent previously given,
                         whether or not such persons continue to be holders
                         after such record date. No such consent shall be valid
                         or effective for more than 90 days after such record
                         date.]

FORM OF BONDS OF         SECTION 5. The bonds of      Series     (including the
      SERIES    .        reverse thereof) and the form of Trustee's Certificate
                         to be endorsed on such bonds shall be substantially in
                         the following forms, respectively:

                                      THE DETROIT EDISON COMPANY
                                  GENERAL AND REFUNDING MORTGAGE BOND
                                                  SERIES

                         [Notwithstanding any provisions hereof or in the
                         Indenture, this bond is not assignable or transferable
                         except as may be required to effect a transfer to any
                         successor trustee under the Collateral Trust Indenture,
                         dated as of June 30, 1993, as amended, and as further
                         supplemented as of          , between The Detroit
                         Edison Company and J.P. Morgan Trust Company, National
                         Association, as Note Indenture Trustee, or, subject to
                         compliance with applicable law, as may be involved in
                         the course of the exercise of rights and remedies
                         consequent upon an Event of Default under said
                         Indenture.]

                         $___________                                 No. R-____

                         THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to [J.P. Morgan
                         Trust Company, National Association, as Note Indenture
                         Trustee] [__________], or registered assigns, at the
                         Company's office or agency in the Borough of Manhattan,
                         the City and State of New York, the principal sum of
                         __________ Dollars ($__________) in lawful money of the
                         United States of America on            (subject to
                         earlier redemption or release) and interest thereon at
                         the rate of    % per annum, in like lawful money, from
                                   , and after the first payment of interest on
                         bonds of this Series has been made or otherwise
                         provided for, from

                         the most recent date to which interest has been paid or
                         otherwise provided for, semi-annually on           and
                                   of each year (commencing          ), until
                         the Company's obligation with respect to payment of
                         said principal shall have been discharged, all as
                         provided, to the extent and in the manner specified in
                         the Indenture hereinafter mentioned and in the
                         supplemental indenture pursuant to which this bond has
                         been issued.

                         [Under a Collateral Trust Indenture, dated as of June
                         30, 1993, as amended and as further supplemented as of
                                   (hereinafter called the "Note Indenture"),
                         between the Company and J.P. Morgan Trust Company,
                         National Association, as successor trustee (hereinafter
                         called the "Note Indenture Trustee"), the Company has
                         issued its        Series   % Senior Notes due
                         (the "Notes"). This bond was originally issued to the
                         Note Indenture Trustee so as to secure the payment of
                         the Notes. Payments of principal of, or premium, if
                         any, or interest on, the Notes shall constitute like
                         payments on this bond as further provided herein and in
                         the supplemental indenture pursuant to which this bond
                         has been issued.]

                         [Unless and until this bond is exchanged in whole or in part for certificated bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the "Depositary"), this bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor
                         Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY
                         TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
                         OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                         This bond may be exchanged for certificated bonds registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.]

                         Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.

                         This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National
                         Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                         IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate

                         Secretary or Assistant Corporate Secretary by manual or facsimile signature.

                         Dated:

                                                    THE DETROIT EDISON COMPANY


                                                    By: ________________________
                                                    Name:
                                                    Title:


                         [Corporate Seal]

                         Attest:


                         By: ______________________
                         Name:
                         Title:

                                     [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S        This bond is one of the bonds, of the series designated
CERTIFICATE.             therein, described in the within-mentioned Indenture.

                                                    J.P. MORGAN TRUST COMPANY,
                                                    NATIONAL ASSOCIATION, as
                                                    Trustee


                                                    By: ________________________
                                                        Authorized Officer

                                        [FORM OF REVERSE OF BOND]

FORM OF REVERSE OF       This bond is one of an authorized issue of bonds of the
BOND                     Company, unlimited as to amount except as provided in
                         the Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of General
                         and Refunding Mortgage Bonds known as        Series   ,
                         limited to an aggregate principal amount of $     ,
                         except as otherwise provided in the Indenture
                         hereinafter mentioned. This bond and all other bonds of
                         said series are issued and to be issued under, and are
                         all equally and ratably secured (except insofar as any
                         sinking, amortization, improvement or analogous fund,
                         established in accordance with the provisions of the
                         Indenture hereinafter mentioned, may afford additional
                         security for the bonds of any particular series and
                         except as provided in Section 3 of Article VI of said
                         Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to J.P. Morgan Trust
                         Company, National Association, as successor Trustee, to
                         which Indenture and all indentures supplemental thereto
                         (including the Supplemental Indenture dated as of
                                     ) reference is hereby made for a
                         description of the properties and franchises mortgaged
                         and conveyed, the nature and extent of the security,
                         the terms and conditions upon which the bonds are
                         issued and under which additional bonds may be issued,
                         and the rights of the holders of the bonds and of the
                         Trustee in respect of such security (which Indenture
                         and all indentures supplemental thereto, including the

                         Supplemental Indenture dated as of               , are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for
                         various principal sums and are issuable in series,
                         which may mature at different times, may bear interest
                         at different rates and may otherwise vary as in said
                         Indenture provided. With the consent of the Company and
                         to the extent permitted by and as provided in the
                         Indenture, the rights and obligations of the Company
                         and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in
                         certain respects by affirmative vote of at least
                         eighty-five percent (85%) in amount of the bonds then
                         outstanding, and, if the rights of one or more, but
                         less than all, series of bonds then outstanding are to
                         be affected by the action proposed to be taken, then
                         also by affirmative vote of at least eighty-five
                         percent (85%) in amount of the series of bonds so to be
                         affected (excluding in every instance bonds
                         disqualified from voting by reason of the Company's
                         interest therein as specified in the Indenture);
                         provided, however, that, without the consent of the
                         holder hereof, no such modification or alteration
                         shall, among other things, affect the terms of payment
                         of the principal of or the interest on this bond, which
                         in those respects is unconditional.

                         [The holder of this bond of         Series
                         hereby consents that the Company may, but shall not be
                         obligated to, fix a record date for the purpose of
                         determining the holders of bonds of this series
                         entitled to consent to any amendment, supplement or
                         waiver. If a record date is fixed, those persons who
                         were holders at such record date (or their duly
                         designated proxies), and only those persons, shall be
                         entitled to consent to such amendment, supplement or
                         waiver or to revoke any consent previously given,
                         whether or not such persons continue to be holders
                         after such record date. No such consent shall be valid
                         or effective for more than 90 days after such record
                         date.]

                         [This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the
                         Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.]

                         [This bond is redeemable on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holder of this bond at his last address appearing on the register thereof, in the manner and upon the terms provided in the Indenture, at the election of the Company on any date as a whole or in part by lot, from time to time, at the following redemption prices (expressed as percentages of the principal amount hereof) plus in each case accrued interest to the date fixed for redemption:

                           If Redeemed                    If Redeemed
                         During 12 Month   Redemption   During 12 Month   Redemption
                          Period Ending       Price      Period Ending       Price
                         ---------------   ----------   ---------------   ----------


                         provided, however, that prior to       , no bonds of
                                  Series

                         may be redeemed, directly or indirectly, from the
                         proceeds or in anticipation of any refunding operation
                         involving borrowing at an interest cost to the Company,
                         computed in accordance with generally accepted
                         financial practice, of less than    % per annum.]

                         Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for
                         payment), in advance of the redemption date of any of
                         the bonds of         Series         (or portions
                         thereof), in trust for the redemption of such bonds (or
                         portions thereof) and the interest due or to become due
                         thereon, and thereupon all obligations of the Company
                         in respect of such bonds (or portions thereof) so to be
                         redeemed and such interest shall cease and be
                         discharged, and the holders thereof shall thereafter be
                         restricted exclusively to such funds for any and all
                         claims of whatsoever nature on their part under the
                         Indenture or with respect to such bonds (or portions
                         thereof) and interest.

                         In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                         [Upon payment of the principal of, or premium, if any,
                         or interest on, the Notes, whether at maturity or prior
                         to maturity by redemption or otherwise or upon
                         provision for the payment thereof having been made in
                         accordance with Article V of the Note Indenture, bonds
                         of          Series          in a principal amount equal
                         to the principal amount of such Notes, and having both
                         a corresponding maturity date and interest rate shall,
                         to the extent of such payment of principal, premium or
                         interest, be deemed fully paid and the obligation of
                         the Company thereunder to make such payment shall
                         forthwith cease and be discharged, and, in the case of
                         the payment of principal and premium, if any, such
                         bonds of said series shall be surrendered for
                         cancellation or presented for appropriate notation to
                         the Trustee.]

                         [This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the
                         Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.]

                         [This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.]

                         [From and after the Release Date (as defined in the
                         Note Indenture), the bonds of          Series
                         shall be deemed fully paid, satisfied and discharged
                         and the obligation of the Company thereunder shall be
                         terminated. On the Release Date, the bonds of
                         Series     shall be surrendered to and cancelled by the
                         Trustee. The Company covenants and agrees that, prior
                         to the Release Date, it will not take any action that
                         would cause the outstanding principal amount of the
                         bonds of          Series          to be less than the
                         then outstanding principal amount of the Notes.]

                         No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                                 PART II.

                                        RECORDING AND FILING DATA

RECORDING AND FILING     The Original Indenture and indentures supplemental
OF ORIGINAL INDENTURE.   thereto have been recorded and/or filed and
                         Certificates of Provision for Payment have been
                         recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING     Pursuant to the terms and provisions of the Original
OF SUPPLEMENTAL          Indenture, indentures supplemental thereto heretofore
INDENTURES.              entered into have been Recorded as a real estate
                         mortgage and/or filed as a chattel mortgage or as a
                         financing statement in the offices of the respective
                         Registers of Deeds of certain counties in the State of
                         Michigan, the Office of the Secretary of State of
                         Michigan and the

                         Office of the Interstate Commerce Commission or the Surface Transportation Board, as set forth in supplemental indentures as follows:

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                            IN SUPPLEMENTAL
   SUPPLEMENTAL INDENTURE                                                      INDENTURE
         DATED AS OF               PURPOSE OF SUPPLEMENTAL INDENTURE          DATED AS OF
----------------------------   ----------------------------------------   ------------------
June 1, 1925(a)(b)..........   Series B Bonds                             February 1, 1940
August 1, 1927(a)(b)........   Series C Bonds                             February 1, 1940
February 1, 1931(a)(b)......   Series D Bonds                             February 1, 1940
June 1, 1931(a)(b)..........   Subject Properties                         February 1, 1940
October 1, 1932(a)(b).......   Series E Bonds                             February 1, 1940
September 25, 1935(a)(b)....   Series F Bonds                             February 1, 1940
September 1, 1936(a)(b).....   Series G Bonds                             February 1, 1940
November 1, 1936(a)(b)......   Subject Properties                         February 1, 1940
February 1, 1940(a)(b)......   Subject Properties                         September 1, 1947
December 1, 1940(a)(b)......   Series H Bonds and Additional Provisions   September 1, 1947
September 1, 1947(a)(b)(c)..   Series I Bonds, Subject Properties and     November 15, 1951
                               Additional Provisions
March 1, 1950(a)(b)(c)......   Series J Bonds and Additional Provisions   November 15, 1951
November 15, 1951(a)(b)(c)..   Series K Bonds, Additional Provisions      January 15, 1953
                               and Subject Properties
January 15, 1953(a)(b)......   Series L Bonds                             May 1, 1953
May 1, 1953(a)..............   Series M Bonds and Subject Properties      March 15, 1954
March 15, 1954(a)(c)........   Series N Bonds and Subject Properties      May 15, 1955
May 15, 1955(a)(c)..........   Series O Bonds and Subject Properties      August 15, 1957
August 15, 1957(a)(c).......   Series P Bonds, Additional Provisions      June 1, 1959
                               and Subject Properties
June 1, 1959(a)(c)..........   Series Q Bonds and Subject Properties      December 1, 1966
December 1, 1966(a)(c)......   Series R Bonds, Additional Provisions      October 1, 1968
                               and Subject Properties
October 1, 1968(a)(c).......   Series S Bonds and Subject Properties      December 1, 1969
December 1, 1969(a)(c)......   Series T Bonds and Subject Properties      July 1, 1970
July 1, 1970(c).............   Series U Bonds and Subject Properties      December 15, 1970
December 15, 1970(c)........   Series V Bonds and Series W Bonds          June 15, 1971
June 15, 1971(c)............   Series X Bonds and Subject Properties      November 15, 1971

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                            IN SUPPLEMENTAL
   SUPPLEMENTAL INDENTURE                                                      INDENTURE
         DATED AS OF               PURPOSE OF SUPPLEMENTAL INDENTURE          DATED AS OF
----------------------------   ----------------------------------------   ------------------
November 15, 1971(c)........   Series Y Bonds and Subject Properties      January 15, 1973
January 15, 1973(c).........   Series Z Bonds and Subject Properties      May 1, 1974
May 1, 1974.................   Series AA Bonds and Subject Properties     October 1, 1974
October 1, 1974.............   Series BB Bonds and Subject Properties     January 15, 1975
January 15, 1975............   Series CC Bonds and Subject Properties     November 1, 1975
November 1, 1975............   Series DDP Nos. 1-9 Bonds and Subject      December 15, 1975
                               Properties
December 15, 1975...........   Series EE Bonds and Subject Properties     February 1, 1976
February 1, 1976............   Series FFR Nos. 1-13 Bonds                 June 15, 1976
June 15, 1976...............   Series GGP Nos. 1-7 Bonds and Subject      July 15, 1976
                               Properties
July 15, 1976...............   Series HH Bonds and Subject Properties     February 15, 1977
February 15, 1977...........   Series MMP Bonds and Subject Properties    March 1, 1977
March 1, 1977...............   Series IIP Nos. 1-7 Bonds, Series JJP      June 15, 1977
                               Nos. 1-7 Bonds, Series KKP Nos. 1-7
                               Bonds and Series LLP Nos. 1-7 Bonds
June 15, 1977...............   Series FFR No. 14 Bonds and Subject        July 1, 1977
                               Properties
July 1, 1977................   Series NNP Nos. 1-7 Bonds and Subject      October 1, 1977
                               Properties
October 1, 1977.............   Series GGP Nos. 8-22 Bonds and Series      June 1, 1978
                               OOP Nos. 1-17 Bonds and Subject
                               Properties
June 1, 1978................   Series PP Bonds, Series QQP Nos. 1-9       October 15, 1978
                               Bonds and Subject Properties
October 15, 1978............   Series RR Bonds and Subject Properties     March 15, 1979
March 15, 1979..............   Series SS Bonds and Subject Properties     July 1, 1979
July 1, 1979................   Series IIP Nos. 8-22 Bonds, Series NNP     September 1, 1979
                               Nos. 8-21 Bonds and Series TTP Nos.
                               1-15 Bonds and Subject Properties

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                            IN SUPPLEMENTAL
   SUPPLEMENTAL INDENTURE                                                      INDENTURE
         DATED AS OF               PURPOSE OF SUPPLEMENTAL INDENTURE          DATED AS OF
----------------------------   ----------------------------------------   ------------------
September 1, 1979...........   Series JJP No. 8 Bonds, Series KKP No.     September 15, 1979
                               8 Bonds, Series LLP Nos. 8-15 Bonds,
                               Series MMP No. 2 Bonds and Series OOP
                               No. 18 Bonds and Subject Properties
September 15, 1979..........   Series UU Bonds                            January 1, 1980
January 1, 1980.............   1980 Series A Bonds and Subject            April 1, 1980
                               Properties
April 1, 1980...............   1980 Series B Bonds                        August 15, 1980
August 15, 1980.............   Series QQP Nos. 10-19 Bonds, 1980          August 1, 1981
                               Series CP Nos. 1-12 Bonds and 1980
                               Series DP No. 1-11 Bonds and Subject
                               Properties
August 1, 1981..............   1980 Series CP Nos. 13-25 Bonds and        November 1, 1981
                               Subject Properties
November 1, 1981............   1981 Series AP Nos. 1-12 Bonds             June 30, 1982
June 30, 1982...............   Article XIV Reconfirmation                 August 15, 1982
August 15, 1982.............   1981 Series AP Nos. 13-14 Bonds and        June 1, 1983
                               Subject Properties
June 1, 1983................   1981 Series AP Nos. 15-16 Bonds and        October 1, 1984
                               Subject Properties
October 1, 1984.............   1984 Series AP Bonds and 1984 Series BP    May 1, 1985
                               Bonds and Subject Properties
May 1, 1985.................   1985 Series A Bonds                        May 15, 1985
May 15, 1985................   1985 Series B Bonds and Subject            October 15, 1985
                               Properties
October 15, 1985............   Series KKP No. 9 Bonds and Subject         April 1, 1986
                               Properties
April 1, 1986...............   1986 Series A Bonds and Subject            August 15, 1986
                               Properties
August 15, 1986.............   1986 Series B Bonds and Subject            November 30, 1986
                               Properties
November 30, 1986...........   1986 Series C Bonds                        January 31, 1987
January 31, 1987............   1987 Series A Bonds                        April 1, 1987
April 1, 1987...............   1987 Series B Bonds and 1987 Series C      August 15, 1987
                               Bonds
August 15, 1987.............   1987 Series D Bonds, 1987 Series E         November 30, 1987
                               Bonds and Subject Properties
November 30, 1987...........   1987 Series F Bonds                        June 15, 1989
June 15, 1989...............   1989 Series A Bonds                        July 15, 1989
July 15, 1989...............   Series KKP No. 10 Bonds                    December 1, 1989
December 1, 1989............   Series KKP No. 11 Bonds and 1989 Series    February 15, 1990
                               BP Bonds

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                            IN SUPPLEMENTAL
   SUPPLEMENTAL INDENTURE                                                      INDENTURE
         DATED AS OF               PURPOSE OF SUPPLEMENTAL INDENTURE          DATED AS OF
----------------------------   ----------------------------------------   ------------------
February 15, 1990...........   1990 Series A Bonds, 1990 Series B         November 1, 1990
                               Bonds, 1990 Series C Bonds, 1990 Series
                               D Bonds, 1990 Series E Bonds and 1990
                               Series F Bonds
November 1, 1990............   Series KKP No. 12 Bonds                    April 1, 1991
April 1, 1991...............   1991 Series AP Bonds                       May 1, 1991
May 1, 1991.................   1991 Series BP Bonds and 1991 Series CP    May 15, 1991
                               Bonds
May 15, 1991................   1991 Series DP Bonds                       September 1, 1991
September 1, 1991...........   1991 Series EP Bonds                       November 1, 1991
November 1, 1991............   1991 Series FP Bonds                       January 15, 1992
January 15, 1992............   1992 Series BP Bonds                       February 29, 1992
                                                                          and April 15, 1992
February 29, 1992...........   1992 Series AP Bonds                       April 15, 1992
April 15, 1992..............   Series KKP No. 13 Bonds                    July 15, 1992
July 15, 1992...............   1992 Series CP Bonds                       November 30, 1992
July 31, 1992...............   1992 Series D Bonds                        November 30, 1992
November 30, 1992...........   1992 Series E Bonds and 1993 Series B      March 15, 1993
                               Bonds
December 15, 1992...........   Series KKP No. 14 Bonds and 1989 Series    March 15, 1993
                               BP No. 2 Bonds
January 1, 1993.............   1993 Series C Bonds                        April 1, 1993
March 1, 1993...............   1993 Series E Bonds                        June 30, 1993
March 15, 1993..............   1993 Series D Bonds                        September 15, 1993
April 1, 1993...............   1993 Series FP Bonds and 1993 Series IP    September 15, 1993
                               Bonds
April 26, 1993..............   1993 Series G Bonds and Amendment of       September 15, 1993
                               Article II, Section 5
May 31, 1993................   1993 Series J Bonds                        September 15, 1993
June 30, 1993...............   1993 Series AP Bonds                                 (d)
June 30, 1993...............   1993 Series H Bonds                                  (d)
September 15, 1993..........   1993 Series K Bonds                        March 1, 1994
March 1, 1994...............   1994 Series AP Bonds                       June 15, 1994
June 15, 1994...............   1994 Series BP Bonds                       December 1, 1994
August 15, 1994.............   1994 Series C Bonds                        December 1, 1994
December 1, 1994............   Series KKP No. 15 Bonds and 1994 Series    August 1, 1995
                               DP Bonds
August 1, 1995..............   1995 Series AP Bonds and 1995 Series BP    August 1, 1999
                               Bonds
August 1, 1999..............   1999 Series AP Bonds, 1999 Series BP                 (d)
                               Bonds and 1999 Series CP Bonds
August 15, 1999.............   1999 Series D Bonds                                  (d)
January 1, 2000.............   2000 Series A Bonds                                  (d)

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                            IN SUPPLEMENTAL
   SUPPLEMENTAL INDENTURE                                                      INDENTURE
         DATED AS OF               PURPOSE OF SUPPLEMENTAL INDENTURE          DATED AS OF
----------------------------   ----------------------------------------   ------------------
April 15, 2000..............   Appointment of Successor Trustee                     (d)
August 1, 2000..............   2000 Series BP Bonds                                 (d)
March 15, 2001..............   2001 Series AP Bonds                                 (d)
May 1, 2001.................   2001 Series BP Bonds                                 (d)
August 15, 2001.............   2001 Series CP Bonds                                 (d)
September 15, 2001..........   2001 Series D Bonds and 2001 Series E                (d)
                               Bonds
September 17, 2002..........   Amendment of Article XIII, Section 3                 (d)
                               and Appointment of Successor Trustee
October 15, 2002............   2002 Series A Bonds and 2002 Series B                (d)
                               Bonds
December 1, 2002............   2002 Series C Bonds and 2002 Series D                (d)
                               Bonds
August 1, 2003..............   2003 Series A Bonds                                  (d)
March 15, 2004..............   2004 Series A Bonds and 2004 Series B                (d)
                               Bonds
July 1, 2004................   2004 Series D Bonds                                  (d)
February 1, 2005............   2005 Series A Bonds and 2005 Series B      May 15, 2006
                               Bonds
April 1, 2005...............   2005 Series AR Bonds and 2005 Series BR    May 15, 2006
                               Bonds
August 1, 2005..............   2005 Series DT Bonds                       May 15, 2006
September 15, 2005..........   2005 Series C Bonds                        May 15, 2006
September 30, 2005..........   2005 Series E Bonds                        May 15, 2006
May 15, 2006................   2006 Series A Bonds                                  (d)

        (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

        (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

        (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

        (d) Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING     Further, pursuant to the terms and provisions of the
OF SUPPLEMENTAL          Original Indenture, a Supplemental Indenture dated as
INDENTURE DATED AS OF    of                  providing for the terms of bonds to
               .         be issued thereunder of       Series     has heretofore
                         been entered into between the Company and the Trustee
                         and has been filed in the Office of the Secretary of
                         State of Michigan as a financing statement on
                                          (Filing No.          ), has been filed
                         and recorded in the Office of the Surface
                         Transportation Board (Recordation No.          ) on
                                         , and has been recorded as a real
                         estate mortgage in the offices of the respective
                         Register of Deeds of certain counties in the State of
                         Michigan, as follows:

                                        LIBER/
COUNTY                   RECORDED   INSTRUMENT NO.   PAGE
------                   --------   --------------   ----
Genesee...............
Huron.................
Ingham................
Lapeer................
Lenawee...............
Livingston............
Macomb................
Mason.................
Monroe................
Oakland...............
St. Clair.............
Sanilac...............
Tuscola...............
Washtenaw.............
Wayne.................

RECORDING OF             All the bonds of Series A which were issued under the
CERTIFICATES OF          Original Indenture dated as of October 1, 1924, and of
PROVISION FOR PAYMENT.   Series B, Series C, Series D, Series E, Series F,
                         Series G, Series H, Series I, Series J, Series K,
                         Series L, Series M, Series N, Series O, Series P,
                         Series Q, Series R, Series S, Series T, Series U,
                         Series V, Series W, Series X, Series Y, Series Z,
                         Series AA, Series BB, Series CC, Series DDP Nos. 1-9,
                         Series EE, Series FFR Nos. 1-13, Series GGP Nos. 1-7,
                         Series HH, Series MMP, Series IP Nos. 1-7, Series JJP
                         Nos. 1-7, Series KKP Nos. 1-7, Series LLP Nos. 1-7,
                         Series FFR No. 14, Series NNP Nos. 1-7, Series GGP Nos.
                         8-22, Series OOP Nos. 1-17, Series PP, Series QQP Nos.
                         1-9, Series RR, Series SS, Series IIP Nos. 8-22, Series
                         NNP Nos. 8-21, Series TTP Nos. 1-15, Series JJP No. 8,
                         Series KKP No. 8, Series LLP Nos. 8-15, Series MMP No.
                         2, Series OOP No. 18, Series UU, 1980 Series A, 1980
                         Series B, Series QQP Nos. 10-19, 1980 Series CP Nos.
                         1-12, 1980 Series DP Nos. 1-11, 1980 Series CP Nos.
                         13-25, 1981 Series AP Nos. 1-12, 1981 Series AP Nos.
                         13-14, 1981 Series AP Nos. 15-16, 1984 Series AP, 1984
                         Series BP, 1985 Series A, 1985 Series B, Series KKP No.
                         9, 1986 Series A, 1986 Series B, 1986 Series C, 1987
                         Series A, 1987 Series B, 1987 Series C, 1987 Series D,
                         1987 Series E, 1987 Series F, 1989 Series A, Series KKP
                         No. 10, Series KKP No. 11, 1989 Series BP, 1990 Series
                         A, 1990 Series D, 1991 Series EP, 1991 Series FP, 1992
                         Series BP, Series KKP No. 13, 1992 Series CP, 1992
                         Series D, Series KKP No. 14, 1989 Series BP No. 2, 1993
                         Series B, 1993 Series C, 1993, 1993 Series H, 1993
                         Series E, 1993 Series D, 1993 Series FP, 1993 Series
                         IP, 1993 Series G, 1993 Series J, 1993 Series K, 1994
                         Series AP, 1994 Series BP, 1994 Series C, Series KKP
                         No. 15, 1994 Series DP, 1995 Series AP, 1995 Series BP,
                         1999 Series D, 2000 Series A, 2001 Series D, 2005
                         Series A, and 2005 Series B, which were issued under
                         Supplemental Indentures as described in the Recording
                         and Filing of Supplemental Indentures section above,
                         have matured or have been called for redemption and
                         funds sufficient for such payment or redemption have
                         been irrevocably deposited with the Trustee for that
                         purpose; and Certificates of Provision for Payment have
                         been recorded in the offices of the respective
                         Registers of Deeds of certain counties in the State of
                         Michigan, with respect to

                         all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O,
                         W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and
                         GGP No. 8.

                                    PART III.

                                  THE TRUSTEE.

TERMS AND CONDITIONS     The Trustee hereby accepts the trust hereby declared
OF ACCEPTANCE OF         and provided, and agrees to perform the same upon the
TRUST BY TRUSTEE.        terms and conditions in the Original Indenture, as
                         amended to date and as supplemented by this
                         Supplemental Indenture, and in this Supplemental
                         Indenture set forth, and upon the following terms and
                         conditions:

                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                    PART IV.

                                 MISCELLANEOUS.

CONFIRMATION OF          Except to the extent specifically provided therein, no
SECTION 318(c) OF        provision of this Supplemental Indenture or any future
TRUST INDENTURE ACT.     supplemental indenture is intended to modify, and the
                         parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend
                         and supersede provisions of the Indenture in effect
                         prior to November 15, 1990.

EXECUTION IN             THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH
                         WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT
                         SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND
                         THE SAME INSTRUMENT.

TESTIMONIUM.             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND J.P.
                         MORGAN TRUST COMPANY, NATIONAL ASSOCIATION HAVE CAUSED
                         THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE
                         CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE
                         BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE
                         PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND
                         IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS,
                         ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT
                         SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE
                         WRITTEN.

EXECUTION BY                           THE DETROIT EDISON COMPANY
COMPANY.

(Corporate Seal)                       By: _____________________________________
                                       Name:
                                       Title:


                   Attest:


                   By: _____________________________________
                   Name:
                   Title:


                   Signed, sealed and delivered by
                   THE DETROIT EDISON COMPANY
                   in the presence of


                   _________________________________________
                   Name:


                   _________________________________________
                   Name:

                         STATE OF MICHIGAN )
                                           ) SS
                         COUNTY OF WAYNE   )

ACKNOWLEDGMENT OF        On this           day of           , before me, the
EXECUTION BY             subscriber, a Notary Public within and for the County
COMPANY.                 of Wayne, in the State of Michigan, personally appeared
                                   , to me personally known, who, being by me
                         duly sworn, did say that he does business at 2000 2nd
                         Avenue, Detroit, Michigan 48226 and is the
                         of THE DETROIT EDISON COMPANY, one of the corporations
                         described in and which executed the foregoing
                         instrument; that he knows the corporate seal of the
                         said corporation and that the seal affixed to said
                         instrument is the corporate seal of said corporation;
                         and that said instrument was signed and sealed in
                         behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by
                         like authority; and said              acknowledged said
                         instrument to be the free act and deed of said
                         corporation.


(Notarial Seal)
                         ___________________________________
                                             , Notary Public
                         County of Wayne, State of Michigan
                         My Commission Expires:

EXECUTION BY                           J.P. MORGAN TRUST COMPANY,
TRUSTEE.                               NATIONAL ASSOCIATION


(Corporate Seal)                       By: _____________________________________
                                       Name:
                                       Title:


                   Attest:


                   By: _____________________________________
                   Name:
                   Title:


                   Signed, sealed and delivered by
                   J.P. MORGAN TRUST COMPANY,
                   NATIONAL ASSOCIATION
                   in the presence of


                   _________________________________________
                   Name:


                   _________________________________________
                   Name:


                         STATE OF MICHIGAN )
                                           ) SS
                         COUNTY OF WAYNE   )

ACKNOWLEDGMENT OF        On this          day of           , before me, the
EXECUTION BY             subscriber, a Notary Public within and for the County
TRUSTEE.                 of Wayne, in the State of Michigan, personally appeared
                                     , to me personally known, who, being by me
                         duly sworn, did say that his business office is located
                         at 611 Woodward Avenue, Detroit, Michigan 48226, and he
                         is              of J.P. MORGAN TRUST COMPANY, NATIONAL
                         ASSOCIATION, one of the corporations described in and
                         which executed the foregoing instrument; that he knows
                         the corporate seal of the said corporation and that the
                         seal affixed to said instrument is the corporate seal
                         of said corporation; and that said instrument was
                         signed and sealed in behalf of said corporation by
                         authority of its Board of Directors and that he
                         subscribed his name thereto by like authority; and said
                                      acknowledged said instrument to be the
                         free act and deed of said corporation.

(Notarial Seal)
                         ___________________________________
                                             , Notary Public
                         County of Wayne, State of Michigan
                         My Commission Expires:

                         STATE OF MICHIGAN )
                                           ) SS
                         COUNTY OF WAYNE   )

AFFIDAVIT AS TO                      , being duly sworn, says: that he is the
CONSIDERATION AND                     of THE DETROIT EDISON COMPANY, the
GOOD FAITH.              Mortgagor named in the foregoing instrument, and that
                         he has knowledge of the facts in regard to the making
                         of said instrument and of the consideration therefor;
                         that the consideration for said instrument was and is
                         actual and adequate, and that the same was given in
                         good faith for the purposes in such instrument set
                         forth.


                         ___________________________________
                         Name:
                         Title:
                         The Detroit Edison Company


                         Sworn to before me this    day of


(Notarial Seal)
                         ___________________________________
                                             , Notary Public
                         County of Wayne, State of Michigan
                         My Commission Expires:

                         This instrument was drafted by:




                            When recorded return to:

                                 2000 2nd Avenue
                                     688 WCB
                             Detroit, Michigan 48226